Commitments and Contingencies (Notes)	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

The General Manager procures insurance on the legal liability risks for the Company's shipping activities with Assuranceforeningen SKULD and Assuranceforeningen Gard Gjensidig, both mutual protection and indemnity associations. The Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

As of June 30, 2014, the Company was committed to make newbuilding installments of $252.0 million with expected payments of $93.5 million in 2014 and $158.5 million in 2015.

In April 2014, the Company agreed to acquire 25 SPCs from Frontline 2012, each owning a fuel efficient Capesize dry bulk newbuilding. In September 2014, the Company acquired 13 of these SPCs and one of these Capesize newbuildings, KSL Santiago, was delivered from the yard on September 22 and commenced trading in the spot market. The final installment of $37.6 million was paid at this time. On October 30, 2014, two of these Capesize newbuildings, KSL San Francisco and KSL Santos, were delivered from the yard and commenced trading in the spot market. The final installments of $36.5 million and $37.6 million, respectively, were paid at this time. The consideration for the 13 SPCs was settled by the issuance of 31.0 million shares and the assumption of newbuilding commitments of $490 million in respect of these newbuilding contracts, net of cash of $25.1 million that was acquired on the purchase of the 13 SPCs. No other working capital balances were acquired. The Company has available, undrawn loan facilities of $180.0 million in respect of these commitments and expects to finance the balance with cash on hand, operating cash flow and bank debt that it intends to arrange. The Company has agreed to acquire the remaining 12 SPCs in March 2015 and issue 31.0 million shares as consideration. The Company expects to assume net newbuilding commitments of $404.0 million in respect of these newbuilding contracts with expected payment of $163.3 million in 2015 and $240.7 million in 2016. The Company has no available loan facilities in respect of these commitments and expects to finance them with cash on hand, operating cash flow and bank debt that it intends to arrange. If further financing is not available when these capital commitments are due, the Company may be unable to meet such obligations and finance its other and future obligations.

The Company has claims for unpaid charter hire owed by Titan Petrochemicals Limited with respect to its bareboat charters of the Titan Venus and Mayfair. The Company is also seeking recovery of damages for the remaining periods of these charter contracts. The aggregate amount of these claims is approximately $2.4 million. The Company is unable to predict the outcome of this case at this time.

In March 2014 and June 2014, the Company received $9.7 million and $3.2 million, respectively, as partial settlement of claims for unpaid charter hire and damages for Golden Zhejiang. $1.9 million of the amount received in March 2014 was recorded as time charter revenue as it related to unrecognized time charter revenue in respect of services previously rendered. The balance of $7.8 million and the full amount received in June 2014 was recorded as other operating income. These amounts were received in connection with a claim that was lodged jointly with another claimant's claim against the same defendant. The Company received a payment of $3.3 million in October 2014, which the Company expects to recognize as other operating income in the fourth quarter of 2014. The Company expects to receive one further payment of $3.2 million in 2014. No assurance can be provided that this additional settlement amount will be collected and this amount has not yet been recognized as other operating income.

In February 2014 and April 2014 , the Company received $0.2 million and $0.1 million as final settlements for unpaid charter hire for Battersea and recored these amounts as other operating income.

Except as described above, to the best of the Company's knowledge, there are no legal or arbitration proceedings existing or pending which have had or may have significant effects on the Company's financial position or profitability and no such proceedings are pending or known to be contemplated.